Exhibit 24.1
Power of Attorney
The undersigned hereby make, constitute and appoint each of David J. Kapnick and Steven D. Brooks, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States
Securities and Exchange Commission (the "Commission"), all forms required under Section 16(a) of the Securities
Exchange Act of 1934, as amended, relating to transactions involving the stock or derivative securities of any or all of the following entities:

	Cogent Communications Group, Inc., a Delaware corporation; and
	Proxim Corp., a Delaware corporation;

and any and all amendments thereto.

This Power of Attorney shall remain in effect until revoked in writing.
Dated: August 8, 2003
Broadview Capital Partners L.P.

	By:	Broadview Capital Partners Management LLC
	Its:	General Partner

	By:	/s/ David J. Kapnick_____________________
		David J. Kapnick
		Chief Financial Officer

Broadview Capital Partners Qualified Purchaser Fund L.P.

	By:	Broadview Capital Partners Management LLC
	Its:	General Partner

	By:	/s/ David J. Kapnick_____________________
		David J. Kapnick
		Chief Financial Officer

Broadview Capital Partners Affiliates Fund LLC

	By:	Broadview Capital LLC
	Its:	Manager

	By:	/s/ David J. Kapnick_____________________
		David J. Kapnick
		Chief Financial Officer



Broadview Capital Partners Management LLC

	By:	/s/ David J. Kapnick_____________________
		David J. Kapnick
		Chief Financial Officer

Broadview BCPSBS Fund L.P.

	By:	Broadview BCPSBS Fund LLC
	Its:	Manager

	By:	/s/ Paul F. Deninger  _____________________
		Paul F. Deninger
		Manager

BCI Holdings, L.P.

	By:	Broadview Holdings LLP
	Its:	General Partner

	By:	/s/ Paul F. Deninger  _____________________
		Paul F. Deninger
		Chief Executive Officer

Broadview Holdings LLP

	By:	/s/ Paul F. Deninger  _____________________
		Paul F. Deninger
		Chief Executive Officer



/s/ Steven D. Brooks  _____________________
Steven D. Brooks



/s/ Stephen J. Bachmann___________________
Stephen J. Bachmann



/s/ Paul F. Deninger  __ ___________________
Paul F. Deninger